Exhibit 99.1

AIkido Pharma Inc. Highlights of Anticancer and Antiviral Therapy Development Benzinga Global Small Cap Conference May 2021 NASDAQ: AIKI

Safe Harbor This presentation contains "forward - looking statements" within the meaning of the “safe - harbor” provisions of the Private Securi ties Litigation Reform Act of 1995. These statements are identified by the use of words “could”, “believe”, “anticipate”, “intend”, “estimate”, “exp ect ”, “may”, “continue”, “predict”, “potential” and similar expressions that are intended to identify forward - looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of AIkido Pharma, (“ AIkido ” or “the Company”) to differ materially from the results expressed or implied by such statements, including changes to anticipated sources of revenues, future economic and co mpe titive conditions, difficulties in developing the Company’s technology platforms, retaining and expanding the Company’s customer base, fluctuati ons in consumer spending on the Company’s products and other factors. Accordingly, although the Company believes that the expectations reflec ted in such forward - looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company dis cla ims any obligations to publicly update or release any revisions to the forward - looking information contained in this presentation, whet her as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated ev ent s except as required by law. NASDAQ: AIKI 2

Our Company: NASDAQ: AIKI 3 Company Objectives: • Develop drugs to a stage of a profitable value inflection point • Co - develop drugs starting in as lat e clinical stage as possible Technology Strategy: • Preferably already in human trials , or IND submitted, or in pre - IND studies • Robust animal data to treat cancer or viral infection • Strong IP filings and/or issued patents Strong Financial Position: • Over $100M in cash, cash equivalents and marketable securities; burn < $7M yearly • Stock currently trading below cash value • No pending registration statements • No debt • No unusual financing

Our Investment Highlights Partnering to treat various cancers and viral infections Anti - Cancer Prostate Cancer: Dual drug radiotherapy • Most common cancer in men; 2021 - est >248K cases, >34K deaths • Global market 2019 $7.22B $10.67B (est.) by 2027 Sources: Cancer.org; Globe Newswire Pancreatic Cancer: DHA - dFdC (Gem - DHA) for oral administration: • Difficult to detect early; 2021 - est >60K cases, > 48K deaths • Global market 2020 $2.41B $3.47B(est.) by 2025 Source: Cancer.net; Market Data Forecast Anti - Viral Pan - Viral Drug Design (coronavirus, flu, Ebola and others): • Global flu drug market alone p rojected to reach $993.7M by 2026 Source: Fortune Business Insights NASDAQ: AIKI 4

Dual Radiotherapy for Prostate Cancer NASDAQ: AIKI 5 • Ownership interest in Convergent Therapeutics, Inc., licensed by Weill Cornell Medicine • Form 8 - K filed 2/3/2021 at https://ir.aikidopharma.com/sec - filings/ • D eveloped under the direction of Dr. Neil Bander at Weill Cornell Medicine • Treatment contains two different radioactive drugs • Radioactive antibody - 225 Ac - J591 (aka CONV 01 - α ) with Actinium • Radioactive small molecule - 177 Lu - PSMA I&T with Lutetium Clinical Trials • Led by Dr. Scott Tagawa at Weill Cornell Medicine • Phase 1 / 2a data on 225 Ac - J591 to be presented 2Q 2021 • Phase 1b / 2a Multiple Ascending Dose 225 Ac - J591 ongoing • Phase 1b / 2a dual therapy trial now approved to proceed by FDA • Additional dual drug h uman trials

How Does the Dual Therapy Work? NASDAQ: AIKI 6 • Both drugs bind to PSMA receptor noncompetitively • Antibody causes internalization of both drugs • Direct insertion of two different drugs • Non - overlapping biodistributions in the body - reduces additive damage PSMA Tumor Cell 177 Lu - PSMA I&T 225 Ac - J591

Radiotherapy Success Datapoints NASDAQ: AIKI 7 • https://www.novartis.com/news/media - releases/novartis - announces - positive - result - phase - iii - study - radioligand - therapy - 177lu - psma - 617 - patients - advanced - prostate - cancer • 177 Lu - PSMA I&T for dual therapy very similar to Novartis 177 Lu - PMSA - 617 • Same PSMA binding structure • Same 177 Lu binding structure • Lutathera ® ( 177 Lu - Dotatate) – $3.9B acquisition of AAA by Novartis in October 2017 • https://www.fiercepharma.com/pharma/novartis - snags - blockbuster - hopeful - lutathera - 3 - 9b - deal - for - advanced - accelerator • 177 Lu - PMSA - 617 – $2.1B license by Novartis from Endocyte in October 2018 • https://www.fiercebiotech.com/biotech/novartis - inks - 2 - 1b - endocyte - buyout - furthering - radiotherapy - push • Positive Phase III data in advanced prostate cancer announced by Novartis in March 2021

DHA - dFdC (Gem - DHA) for Pancreatic Cancer NASDAQ: AIKI 8 • Modified gemcitabine with robust data in mice • Concentrates in pancreas • Higher activity than gemcitabine • Promising safety profile • Greatly reduces drug resistance Licensed to drug and a potentially next - generation oral delivery system Gemcitabine DHA Gem - DHA Lipids Solid Lipid Nanoparticles • R&D Progressing • Product produced at high yield • Scale - up being validated • Batch - to - batch testing underway • Next steps • Formulation development • GMP manufacturing protocol • Pre - IND animal studies

Computer Designed Antiviral Treatment NASDAQ: AIKI 9 Pan - Viral Treatment Design – Corona, Influenza, Ebola • Exclusive license and sponsored research agreement • Collaborating with UMB to optimize licensed candidates • Additional lead compounds recently identified • Dr. Matthew B. Frieman, Ph.D. is lead inventor • Drugs effective against Influenza virus, SARS - CoV , MERS - CoV , SARS - CoV - 2 and others • Computer modeling ID’d binding pockets on SKI • Drug s tructures designed by computer modeling • Synthesis and screening ID’d lead candidates • Drug structure s currently being optimized Source: https://www.cell.com/fulltext/S0092 - 8674(13)00888 - X Cell 2013 154814 - 826 DOI: (10.1016/j.cell.2013.07.017) Halbach et al. (2013) “ The Yeast Ski Complex: Crystal Structure and RNA Channeling to the Exosome Complex” Cell 154:814 - 826

Scientific Advisory Board NASDAQ: AIKI 10 Dr. Scott Tagawa, M.D. Scott T. Tagawa, MD, MS, FACP is a Professor of Medicine & Urology at Weill Cornell Medicine, and an Attending Physician at New York - Presbyterian – Weill Cornell Medical Center. Dr. Neil H. Bander, M.D. Director of Urologic Oncology Research and Bernard and Josephine Chaus Professor of Urological Oncology at Weill Cornell Medicine. Dr. Zhengrong (Rong) Cui. Ph.D. Professor and Alfred and Dorothy Mannino Fellow in Pharmacy at The University of Texas at Austin (UT Austin), College of Pharmacy, Division of Molecular Pharmaceutics and Drug Delivery. Dr. Matthew Frieman, M.D. Associate Professor in The Department of Microbiology and Immunology at The University of Maryland School of Medicine. See https://aikidopharma.com/scientific - advisory - board/ for full background information

Contacts NASDAQ: AIKI 11 Company Contact Anthony Hayes , CEO Aikido Pharma Inc. Tel 703.992.9325 | www.aikidopharma.com Investor Relations Brett Maas , Managing Director Hayden IR Tel 646.536.7331 | www.haydenir.com